UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2019

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New	10577 York
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AAWW	The NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2019 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on May 22, 2019, AAWW’s shareholders approved an amendment to the Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan (the “Plan”) to increase by 935,000 shares the total under of shares of AAWW Common Stock that may be issued pursuant to awards under the Plan. The amendment is described in detail in “Proposal No. 4 – Approval of an Amendment to Our 2018 Incentive Plan” in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 19, 2019. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is set forth as Exhibit B to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) & (b) On May 22, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) at the Doral Arrowwood Hotel and Conference center in Rye Brook, New York. The final results of the shareholder vote on the four proposals brought before the Annual Meeting were as follows:

(1)	All nominees for Director were incumbents and were elected to serve until the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

				Broker
Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Robert F. Agnew	22,534,212	266,502	8,818	1,333,977
Timothy J. Bernlohr	21,948,767	851,762	9,003	1,333,977
Charles F. Bolden, Jr.	22,569,817	229,060	10,655	1,333,977
William J. Flynn	22,659,533	141,660	8,339	1,333,977
Bobby J. Griffin	22,414,558	384,574	10,400	1,333,977
Carol B. Hallett	22,260,981	539,793	8,758	1,333,977
Jane H. Lute	22,619,313	179,393	10,826	1,333,977
Duncan J. McNabb	22,289,003	511,295	9,234	1,333,977
Sheila A. Stamps	22,568,642	230,480	10,410	1,333,977
John K. Wulff	22,395,617	403,014	10,901	1,333,977

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified with the following votes:

Votes For	Votes Against	Abstentions
23,314,522	812,388	16,599

(3) The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,988,190	1,802,035	19,307	1,333,977

(4) An amendment to the Atlas Air Worldwide Holdings, Inc. 2018 Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for issuance under such Plan by 935,000 shares was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,378,199	2,414,574	16,759	1,333,977

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

May 23, 2019	By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Title: Executive Vice President, General Counsel and
Secretary